UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2007

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on September 10, 2007 the Company filed an Amended Complaint For Declaratory Judgment And Injunctive Relief in an action pending in the United States District Court in Atlanta, Georgia against the trustees under the indentures governing the Company’s outstanding senior and convertible senior notes (the “Action”). The Company seeks, among other relief, a declaration from the court against the trustees that the delay in filing with the United States Securities and Exchange Commission (“SEC”) the Company’s Form 10-Q for the quarterly period ended June 30, 2007 does not constitute a default under the applicable indentures and that the delay will not give rise to any right of acceleration on the part of the holders of the senior and convertible senior notes.

On September 13, 2007, the Company filed a Motion for a Preliminary Injunction in the Action (the “Motion”). The Motion seeks a preliminary injunction from the court that: (1) orders the trustees to withdraw the purported Notices of Default received by the Company from the trustees under the applicable indentures or, in the alternative, tolls the running of the 60-day cure periods under the applicable indentures; and (2) enjoins the trustees from taking any steps in furtherance of accelerating any amounts due under the indentures by reason of any delay by the Company in delivering to the trustees copies of SEC filings, pending full adjudication of the Action.

Forward-Looking Statements

This Form 8-K Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this Form 8-K will not be achieved. These forward-looking statements can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “goal,” “target” or other similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, the timing and final outcome of the Action and the Motion; and the timing, final outcome and consequences of the pending governmental investigations, independent internal investigation and putative class action lawsuits, derivative claims and similar proceedings.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: September 14, 2007	By:	/s/Allan P. Merrill
Allan P. Merrill
Executive Vice President and Chief Financial Officer